www.bankrate.com

BANKRATE ANNOUNCES RESOLUTION OF SEC INVESTIGATION

NEW YORK – September 8, 2015 – Bankrate, Inc. (NYSE: RATE) today announced a final settlement with the Securities and Exchange Commission that concludes the company’s part in its investigation related to its historical financial reporting for the quarter ended June 30, 2012.  Without admitting or denying the findings in the SEC’s administrative cease-and-desist order, Bankrate agreed to pay a civil penalty of $15 million and entered into a consent order.

The accounting entries encompassed by this settlement were addressed as part of the restatement that Bankrate previously disclosed in its Form 10-K filed on June 18, 2015.  As previously disclosed, the company reserved $15 million relating to the settlement of this matter in the quarter ended September 30, 2014.

Cautionary Statements:

Certain matters included in this press release may be “forward-looking statements”.  Those statements include statements regarding the intent, belief or current expectations of the Company and members of our management team.  Investors and prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.  Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include the following:  the timing and outcome of, including potential expense associated with, the ongoing investigation by the Department of Justice (DOJ); the potential impact on our business and stock price of any announcements regarding the DOJ's investigation; the previously identified material weakness in our internal controls over financial reporting and our ability to rectify this issue completely and promptly; risks relating to the defense or litigation of lawsuits, including the putative securities class action lawsuit currently pending and described in our SEC filings, and regulatory proceedings; and our ability to manage the risks involved in the foregoing.  For more information about factors that could cause actual results to differ materially from our expectations, refer to our reports filed with the Securities and Exchange Commission, including the discussion without limitation under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014 along with any modifications or updates to those “Risk Factors” in our Quarterly Reports on Form 10-Q.  These documents are available on the SEC’s website at www.sec.gov.  Any factor described above or in our SEC reports could, by itself or together with one or more other factors, adversely affect our financial results and condition. We caution you that the foregoing list of important factors may not contain all of the material factors that are important to you.  We undertake no obligation to update or revise forward-looking statements as a result of new information, future events or otherwise, except as otherwise required by law.

About Bankrate, Inc.

Bankrate is a leading online publisher, aggregator, and distributor of personal finance content. Bankrate aggregates large scale audiences of in-market consumers by providing them with proprietary, fully researched, comprehensive, independent and objective personal finance and related editorial content across multiple vertical categories including mortgages, deposits, insurance, credit cards, senior care and other categories, such as retirement, automobile loans, and taxes. Our flagship sites Bankrate.com, CreditCards.com, insuranceQuotes.com and Caring.com are leading destinations in each of their respective verticals and connect our audience with financial service and senior care providers and other contextually relevant advertisers. Bankrate also develops and provides content, tools, web services and co-branded websites to over 100 online partners, including some of the most trusted and frequently visited personal finance sites such as Yahoo!, AOL, CNBC, AARP and Bloomberg. In addition, Bankrate licenses editorial content to leading news organizations such as The Wall Street Journal, USA Today, and The New York Times.

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For more information contact:

Steven D. Barnhart

SVP, Chief Financial Officer

steve.barnhart@bankrate.com

(917) 438-9558

News Media:

Thomas Mulligan

Sitrick And Company

tmulligan@sitrick.com

(310) 367-6567